UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-3105

Oppenheimer Capital Appreciation Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: August 31

Date of reporting period: 2/28/2017

Item 1. Reports to Stockholders.

Semiannual Report 2/28/2017

OppenheimerFunds®
The Right Way
to Invest

Oppenheimer
Capital Appreciation Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 2/28/17

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	S&P 500 Index	Russell 1000 Growth Index

6-Month	7.64%	1.45%	10.01%	9.15%

1-Year	18.34	11.54	24.98	22.15

5-Year	10.69	9.39	14.01	13.79

10-Year	5.66	5.03	7.62	9.07

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

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Fund Performance Discussion

The Fund’s Class A shares (without sales charge) returned 7.64% during the six-month reporting period. On a relative basis, the Fund underperformed the Russell 1000 Growth Index (the “Index”), which returned 9.15%, primarily due to less favorable stock selection in the industrials and consumer discretionary sectors. The Fund outperformed the Index in the consumer staples and real estate sectors, where underweight positions benefited.

As a reminder, changes were made to the Fund’s portfolio management team during the reporting period. Effective October 5, 2016, the new Portfolio Manager of the Fund is Paul Larson. Mr. Larson joined OppenheimerFunds in 2013 and has 20 years of investment experience. The Fund’s focus on domestic large-cap growth has not changed, but Mr. Larson and team will implement the same investment process employed by the Main Street strategies. The Main Street team employs a process that seeks to identify competitively advantaged companies with strong value creation potential and a compelling risk/reward profile. The deep and experienced investment team has a history of guiding portfolios through distinct market cycles using this disciplined approach.

MARKET OVERVIEW

The Index and the Fund experienced gains during the reporting period, particularly after the November U.S. Presidential election. A large trend for the first half of 2016 was the demand for so called bond proxy stocks with above average dividend yields. This trend was magnified post the Brexit vote as treasury yields, already at historic lows, were under further pressure and future rate hike expectations continued to be pushed farther out. However, the market environment shifted over the fourth quarter of 2016, when the “risk-on” trade returned. This meant a sharp rebound in lower quality cyclicals, outperformance by smaller versus larger cap stocks, and a rotation away from defensive-oriented companies with more stable earnings and higher dividends. This theme continued through the early part of 2017.

The reporting period saw the market driven by several important macroeconomic trends and events:

•	The U.S. election, which saw Republicans take the White House and maintain control of Congress.
•	Given the outcome of the election, significant policy changes are expected surrounding taxation, cross-border trade, regulatory burdens, and healthcare.
•	With these changes, we expect a broad shift from monetary stimuli to inflationary fiscal stimuli.

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•	Uncertainty over the pace of Federal Reserve interest rate hikes.
•	The U.S. dollar materially strengthening versus other currencies.
•	Continued slow but steady recovery in domestic consumer employment, wages and consumption.
•	Continued impact of Brexit and increased uncertainty for global markets as a result.
•	Competitive currency devaluations, including negative interest rates in a growing number of jurisdictions, thrusting the world economy into uncharted territory.

As investors, it is important to know what is and what is not within one’s circle of competence. As such, we strive to keep the portfolio in an all-weather orientation. Whether rates, commodity prices, currencies or even whole economies go up or down, our goal is to have a portfolio that can out-perform no matter the environment.

If our strategy includes not making oversized macro factor bets, a reasonable question is, “What types of risks are you willing to take?” First, we believe identifying companies with sustainable competitive advantages (or economic moats, if you prefer), is squarely in the middle of our circle of competence.

Second, we believe we have the skills to identify company management teams that are likely to successfully execute on their plans. Lastly, we believe that correctly valuing stocks and seeing what expectations the market is pricing in is also within our skillset. It is not by accident that we weight the portfolio more heavily towards companies that we believe have structural competitive advantages and/ or management teams that are executing (e.g. gaining market share, expanding profit margins), with at least reasonable stock valuations.

Allow us to use a metaphor. If managing the portfolio was like betting on horses, we’d readily admit that we cannot predict ahead of time the weather or track conditions. But we do believe we can find the strongest horses (advantaged business models), the best jockeys (executing management teams), and can see when the payoff odds are in our favor (positive expected returns). To offset our agnostic position on the conditions, we make sure to have some horses in the stable that we believe will win no matter the weather. In short, it boils down to mostly stock selection.

FUND REVIEW

Top contributors to performance this reporting period included Apple, Microsoft and PayPal. With Apple’s September launch of refreshed iPhones, we saw aggressive telecom-driven subsidies drive stronger than expected initial demand for the new phones. While we don’t expect this product cycle to be a blockbuster, we do think tight operational management and an aging installed base of phones sets things up for a stronger 2017. Microsoft is a uniquely positioned cloud provider with a large and loyal customer base, due to its ability to offer both on premise and cloud-based services with a common code base and higher value services including applications,

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security and management. The company has been delivering strong total returns with mid-single digit top line growth, improving gross margins and a disciplined approach to operating expenses, while maintaining position as a strong steward of capital. PayPal is an Internet-based payments company that continues to take share from traditional payments, as evidenced by continued strong results in recent quarters.

Detractors from performance this reporting period included Vertex Pharmaceuticals, Nielsen and Acuity Brands. Shares of Vertex Pharmaceuticals declined after the company announced refills for its cystic fibrosis drug were slow, and lowered full year revenue guidance for the drug. We exited our position during the reporting period. Nielsen reduced its 2016 outlook as the Developed Market business faces challenges, particularly in consulting services. Management stated that their consumer packaged goods (CPG) customers were cutting expenses and these services were unlikely to be renewed representing ~$150 million of lower margin revenue relative to the total company’s $6 billion. It is worth noting that over two-thirds of the company’s profitability comes from its Watch segment which remains a de facto monopoly; and while growth rates and restructuring will impact 2017 results, we believe the core business of data to CPG and media companies to remain robust and that normalized growth will return in 2018. Acuity Brands is a provider of lighting solutions whose shares fell after reporting a weaker than expected quarterly result. We exited our position.

STRATEGY & OUTLOOK

While bottom-up company research and stock selection continue to be central to our process and strategy, we do have some observations about the current environment. First, the upcoming changes resulting from the election are likely to be profound. While the exact forms these changes will take are still speculation at this point, here are our base case expectations for what we believe will happen in the year ahead:

•	Lower U.S. corporate tax rates (leading to fewer companies re-domiciling outside the U.S., and maybe some companies coming back)
•	Offsetting the lower rates, fewer specialized deductions
•	Lower regulatory burdens
•	Greater fiscal stimulus, most notably infrastructure spending
•	Rhetoric around protectionism in many forms, including higher import tariffs
•	Higher wages

While some of these changes—most notably tax rates—would directly lead to earnings growth in the near term, these changes do present some material risks that need to be considered.

Supply chains today are highly globalized, and higher friction within global trade could lead to disruptions and higher costs for

5        OPPENHEIMER CAPITAL APPRECIATION FUND

our companies. Moreover, other countries could easily create retaliatory protectionist policies of their own, reducing demand for U.S. exports and/or making life more difficult for overseas operations of our companies. Finally, although deflation has been the bigger concern in recent years, these policies are clearly swinging the pendulum toward higher inflation. In moderation, inflation is helpful, but we are mindful that sometimes the pendulum can swing too far.

At the moment, the U.S. economy continues its “slow and steady” growth. This is being driven by favorable employment, wage and inflation data while home prices and innovation also continue to help drive the economy higher.

U.S. corporate revenues, earnings, and free cash flow have resumed their moderate growth. The post-election strength in US equity markets and the return of the “risk on trade” indicates that the consensus expects earnings growth to accelerate further in the quarters ahead.

We are laser-focused on the rise in “accounting shenanigans” and the rising spread between GAAP earnings and pro-forma adjusted earnings. This, combined with ongoing financial engineering, e.g., tax inversions and other obfuscations, have caused us to place increasing emphasis on judging the attractiveness of an investment based on free cash flow, rather than earnings.

While interest rates have increased in recent weeks, they are still very low relative to historical standards. Current capital allocation is fueled by this environment of ongoing relatively low interest rates. We believe the risks inherent to this market include the impact of misallocation of capital if interest rates were to rise materially. We intend to maintain our discipline around valuation. Additionally, while innovation is alive and well and continuing to help generate economic growth, fundamental disruptions across market segments have been elevated. We continue to be focused on potential disruption risk to our companies.

We expect heightened uncertainty to return in the equity markets. Traditionally, during periods of economic uncertainty and heightened market volatility, investors favor stocks of higher quality companies—with greater consistency and stability of revenue and earnings— leading to relatively better stock performance for those companies. We think focusing on companies with economic moats and skilled management teams positions us well, should this environment come to pass. During times of economic volatility such companies frequently widen their lead over weaker competitors. We seek

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to invest in companies, characterized by these qualities, at compelling valuations and believe this disciplined approach is essential to generating superior long-term performance.

Paul Larson
Portfolio Manager

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Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS

Apple, Inc.	7.6%
Alphabet, Inc., Cl. C	6.2
Microsoft Corp.	5.7
Facebook, Inc., Cl. A	4.9
Amazon.com, Inc.	3.9
Mastercard, Inc., Cl. A	3.1
Comcast Corp., Cl. A	2.8
Lowe’s Cos., Inc.	2.6
Priceline Group, Inc. (The)	2.4
Allergan plc	2.2

Portfolio holdings and allocations are subject to change. Percentages are as of February 28, 2017, and are based on net assets. For more current Top 10 Fund holdings, please visit oppenheimerfunds.com.

TOP TEN COMMON STOCK INDUSTRIES

Internet Software & Services	11.1%
Software	8.9
Technology Hardware, Storage & Peripherals	7.6
Internet & Catalog Retail	6.3
IT Services	6.3
Health Care Equipment & Supplies	5.8
Biotechnology	5.0
Capital Markets	4.3
Specialty Retail	4.1
Beverages	3.7

Portfolio holdings and allocations are subject to change. Percentages are as of February 28, 2017, and are based on net assets.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of February 28, 2017, and are based on the total market value of common stocks.

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Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 2/28/17

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OPTFX)	1/22/81	7.64%	18.34%	10.69%	5.66%

Class B (OTGBX)	11/1/95	7.21	17.44	9.81	5.15

Class C (OTFCX)	12/1/93	7.21	17.45	9.84	4.85

Class I (OPTIX)	12/29/11	7.86	18.84	11.18	13.03*

Class R (OTCNX)	3/1/01	7.50	18.04	10.40	5.38

Class Y (OTCYX)	11/3/97	7.75	18.61	11.00	6.02

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 2/28/17

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OPTFX)	1/22/81	1.45%	11.54%	9.39%	5.03%

Class B (OTGBX)	11/1/95	2.21	12.44	9.53	5.15

Class C (OTFCX)	12/1/93	6.21	16.45	9.84	4.85

Class I (OPTIX)	12/29/11	7.86	18.84	11.18	13.03*

Class R (OTCNX)	3/1/01	7.50	18.04	10.40	5.38

Class Y (OTCYX)	11/3/97	7.75	18.61	11.00	6.02

*Shows performance since inception.

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. There is no sales charge for Class I, Class R and Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

The Fund’s performance is compared to the performance of the S&P 500 Index, an index of large-capitalization equity securities that is a measure of the general domestic stock market, and the Russell 1000 Growth Index, which measures the performance of the large-cap growth segment of the U.S. equity universe. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the

9        OPPENHEIMER CAPITAL APPRECIATION FUND

investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

10        OPPENHEIMER CAPITAL APPRECIATION FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended February 28, 2017.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended February 28, 2017” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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Actual	Beginning Account Value September 1, 2016	Ending Account Value February 28, 2017	Expenses Paid During 6 Months Ended February 28, 2017

Class A	$ 1,000.00	$ 1,076.40	$ 5.42

Class B	1,000.00	1,072.10	9.44

Class C	1,000.00	1,072.10	9.39

Class I	1,000.00	1,078.60	3.25

Class R	1,000.00	1,075.00	6.76

Class Y	1,000.00	1,077.50	4.23

Hypothetical
(5% return before expenses)

Class A	1,000.00	1,019.59	5.27

Class B	1,000.00	1,015.72	9.19

Class C	1,000.00	1,015.77	9.14

Class I	1,000.00	1,021.67	3.16

Class R	1,000.00	1,018.30	6.58

Class Y	1,000.00	1,020.73	4.12

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended February 28, 2017 are as follows:

Class	Expense Ratios

Class A	1.05%

Class B	1.83

Class C	1.82

Class I	0.63

Class R	1.31

Class Y	0.82

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

12        OPPENHEIMER CAPITAL APPRECIATION FUND

STATEMENT OF INVESTMENTS February 28, 2017 Unaudited

	Shares	Value

Common Stocks—97.9%

Consumer Discretionary—17.6%

Hotels, Restaurants & Leisure—2.1%
Cedar Fair LP1	833,882	$57,104,239

Starbucks Corp.	758,770	43,151,250

		100,255,489

Household Durables—2.3%
Newell Brands, Inc.	817,440	40,079,083

Whirlpool Corp.	378,140	67,532,023

		107,611,106

Internet & Catalog Retail—6.3%
Amazon.com, Inc.[2]	223,780	189,103,051

Priceline Group, Inc. (The)[2]	66,430	114,533,956

		303,637,007

Media—2.8%
Comcast Corp., Cl. A	3,570,538	133,609,532

Specialty Retail—4.1%
AutoZone, Inc.[2]	102,230	75,297,506

Lowe’s Cos., Inc.	1,650,280	122,731,324

		198,028,830

Consumer Staples—7.5%

Beverages—3.7%
Constellation Brands, Inc., Cl. A	369,880	58,740,643

Dr Pepper Snapple Group, Inc.	618,610	57,802,918

Molson Coors Brewing Co., Cl. B	620,590	62,301,030

		178,844,591

Food & Staples Retailing—1.1%
Costco Wholesale Corp.	279,885	49,590,024

Food Products—1.1%
Kraft Heinz Co. (The)	584,130	53,453,736

Household Products—1.6%
HRG Group, Inc.[2]	679,790	12,494,541

Spectrum Brands Holdings, Inc.	479,860	65,126,599

		77,621,140

Energy—2.1%

Oil, Gas & Consumable Fuels—2.1%
Husky Energy, Inc.[2]	2,693,857	32,045,581

	Shares	Value

Oil, Gas & Consumable Fuels (Continued)

Magellan Midstream Partners LP1	895,780	$69,431,908

		101,477,489

Financials—5.9%

Capital Markets—4.3%
BlackRock, Inc., Cl. A	62,840	24,347,986

Charles Schwab Corp. (The)	1,601,490	64,716,211

CME Group, Inc., Cl. A	456,430	55,437,988

Intercontinental Exchange, Inc.	1,054,410	60,238,443

		204,740,628

Real Estate Investment Trusts (REITs)—1.6%
Crown Castle International Corp.	554,530	51,865,191
Mid-America Apartment Communities, Inc.	241,500	24,809,295

		76,674,486

Health Care—16.8%

Biotechnology—5.0%
Amgen, Inc.	275,160	48,573,995

Biogen, Inc.[2]	273,920	79,053,312

Bioverativ, Inc.[2]	128,405	6,687,332

Celgene Corp.[2]	850,702	105,070,204

		239,384,843

Health Care Equipment & Supplies—5.8%
Baxter International, Inc.	891,710	45,405,873

CR Bard, Inc.	207,590	50,909,372

Danaher Corp.	804,270	68,805,298

Intuitive Surgical, Inc.[2]	59,350	43,740,950

Medtronic plc	551,180	44,595,974

Stryker Corp.	206,200	26,509,072

		279,966,539

Health Care Providers & Services—2.2%
Humana, Inc.	173,590	36,670,888

Laboratory Corp. of America Holdings[2]	468,850	66,698,601

		103,369,489

Health Care Technology—0.7%
Cerner Corp.[2]	592,740	32,624,410

13        OPPENHEIMER CAPITAL APPRECIATION FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Pharmaceuticals—3.1%
Allergan plc	429,760	$105,213,843

Merck & Co., Inc.	532,820	35,096,853

Valeant Pharmaceuticals International, Inc.[2]	747,910	10,754,946

		151,065,642

Industrials—8.4%

Commercial Services & Supplies—2.3%
Johnson Controls International plc	753,880	31,617,727

KAR Auction Services, Inc.	1,776,850	79,638,417

		111,256,144

Electrical Equipment—0.2%
Rockwell Automation, Inc.	79,990	12,086,489

Machinery—2.5%
Deere & Co.	350,240	38,347,778

Stanley Black & Decker, Inc.	197,850	25,156,628

Wabtec Corp.	707,920	56,718,550

		120,222,956

Professional Services—1.2%
Nielsen Holdings plc	1,256,310	55,729,912

Road & Rail—2.2%
Canadian National Railway Co.	538,270	37,555,098

Canadian Pacific Railway Ltd.	426,690	62,928,241

Kansas City Southern	55,110	4,884,399

		105,367,738

Information Technology—37.0%

Internet Software & Services—11.1%
Alphabet, Inc., Cl. C2	360,910	297,104,721

Facebook, Inc., Cl. A2	1,748,240	236,956,450

		534,061,171

IT Services—6.3%
Mastercard, Inc., Cl. A	1,334,470	147,405,556

PayPal Holdings, Inc.[2]	2,299,730	96,588,660

Visa, Inc., Cl. A	656,006	57,689,168

		301,683,384

	Shares	Value

Semiconductors & Semiconductor Equipment—3.1%
Broadcom Ltd.	421,660	$88,940,744

Texas Instruments, Inc.	750,800	57,526,296

		146,467,040

Software—8.9%
Activision Blizzard, Inc.	1,771,080	79,928,840

Microsoft Corp.	4,288,880	274,402,542

Oracle Corp.	1,677,910	71,462,187

		425,793,569

Technology Hardware, Storage & Peripherals—7.6%
Apple, Inc.	2,668,508	365,558,911

Materials—1.3%

Chemicals—1.1%
Albemarle Corp.	277,302	28,148,926

Sherwin-Williams Co. (The)	80,430	24,815,872

		52,964,798

Construction Materials—0.2%
Vulcan Materials Co.	88,360	10,657,100

Utilities—1.3%

Gas Utilities—1.3%
AmeriGas Partners LP1	1,344,273	63,140,503

Total Common Stocks (Cost $3,809,215,204)		4,696,944,696

Investment Company—2.5%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 0.50%[3,4] (Cost $121,912,918)	121,912,918	121,912,918

Total Investments,at Value (Cost $3,931,128,122)	100.4%	4,818,857,614

Net Other Assets (Liabilities)	(0.4)	(16,985,004)

Net Assets	100.0%	$4,801,872,610

14        OPPENHEIMER CAPITAL APPRECIATION FUND

Footnotes to Statement of Investments

1. Security is a Master Limited Partnership.

2. Non-income producing security.

3. Rate shown is the 7-day yield at period end.

4. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares August 31, 2016	Gross Additions	Gross Reductions	Shares February 28, 2017

Oppenheimer Institutional Government Money Market Fund, Cl. Ea	58,624,392	883,526,350	820,237,824	121,912,918

			Value	Income

Oppenheimer Institutional Government Money Market Fund, Cl. Ea			$121,912,918	$246,159

a. Prior to September 28, 2016, this fund was named Oppenheimer Institutional Money Market Fund.

See accompanying Notes to Financial Statements.

15        OPPENHEIMER CAPITAL APPRECIATION FUND

STATEMENT OF ASSETS AND LIABILITIES February 28, 2017 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $3,809,215,204)	$4,696,944,696
Affiliated companies (cost $121,912,918)	121,912,918

4,818,857,614

Cash	5,000,028

Receivables and other assets:
Dividends	3,712,366
Shares of beneficial interest sold	1,138,970
Other	686,836

Total assets	4,829,395,814

Liabilities
Payables and other liabilities:
Investments purchased	20,799,224
Shares of beneficial interest redeemed	4,669,791
Trustees’ compensation	1,302,810
Distribution and service plan fees	686,209
Shareholder communications	19,653
Other	45,517

Total liabilities	27,523,204

Net Assets	$4,801,872,610

Composition of Net Assets
Par value of shares of beneficial interest	$88,449

Additional paid-in capital	3,616,925,553

Accumulated net investment income	1,182,075

Accumulated net realized gain on investments and foreign currency transactions	295,947,041

Net unrealized appreciation on investments	887,729,492

Net Assets	$4,801,872,610

16        OPPENHEIMER CAPITAL APPRECIATION FUND

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $3,113,769,824 and 56,967,754 shares of beneficial interest outstanding)	$54.66

Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$57.99

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $30,678,861 and 712,096 shares of beneficial interest outstanding)	$43.08

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $377,146,405 and 8,827,681 shares of beneficial interest outstanding)	$42.72

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $1,067,034,348 and 18,117,991 shares of beneficial interest outstanding)	$58.89

Class R Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $85,958,202 and 1,654,883 shares of beneficial interest outstanding)	$51.94

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $127,284,970 and 2,168,809 shares of beneficial interest outstanding)	$58.69

See accompanying Notes to Financial Statements.

17        OPPENHEIMER CAPITAL APPRECIATION FUND

STATEMENT

OF OPERATIONS For the Six Months Ended February 28, 2017 Unaudited

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $59,752)	$25,971,546
Affiliated companies	246,159

Interest	6,861

Total investment income	26,224,566

Expenses
Management fees	13,665,792

Distribution and service plan fees:
Class A	3,452,128
Class B	174,334
Class C	1,845,851
Class R	199,601

Transfer and shareholder servicing agent fees:
Class A	3,313,342
Class B	38,625
Class C	408,421
Class I	146,719
Class R	89,851
Class Y	128,353

Shareholder communications:
Class A	29,432
Class B	1,418
Class C	4,105
Class R	593
Class Y	256

Borrowing fees	41,714

Trustees’ compensation	37,360

Custodian fees and expenses	12,128

Other	78,145

Total expenses	23,668,168
Less reduction to custodian expenses	(2,103)
Less waivers and reimbursements of expenses	(67,998)

Net expenses	23,598,067

Net Investment Income	2,626,499

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in unaffiliated companies	344,197,169
Foreign currency transactions	(29,801)

Net realized gain	344,167,368

Net change in unrealized appreciation/depreciation on investments	(5,211,653)

Net Increase in Net Assets Resulting from Operations	$341,582,214

See accompanying Notes to Financial Statements.

18        OPPENHEIMER CAPITAL APPRECIATION FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended February 28, 2017 (Unaudited)	Year Ended August 31, 2016

Operations
Net investment income	$2,626,499	$7,498,457

Net realized gain	344,167,368	154,170,426

Net change in unrealized appreciation/depreciation	(5,211,653)	(73,771,979)

Net increase in net assets resulting from operations	341,582,214	87,896,904

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(2,270,656)	—
Class B	—	—
Class C	—	—
Class I	(4,582,153)	—
Class R	—	—
Class Y	(302,072)	—

	(7,154,881)	—

Distributions from net realized gain:
Class A	(120,857,324)	(418,733,762)
Class B	(1,685,631)	(10,406,066)
Class C	(18,820,852)	(65,088,731)
Class I	(36,295,783)	(119,395,771)
Class R	(3,435,578)	(11,639,000)
Class Y	(4,320,049)	(17,465,793)

	(185,415,217)	(642,729,123)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(98,407,312)	105,306,012
Class B	(13,218,737)	(26,227,220)
Class C	(20,549,469)	21,566,491
Class I	43,352,554	75,561,775
Class R	207,157	4,188,201
Class Y	4,006,992	(12,354,376)

	(84,608,815)	168,040,883

Net Assets
Total increase (decrease)	64,403,301	(386,791,336)

Beginning of period	4,737,469,309	5,124,260,645

End of period (including accumulated net investment income of $1,182,075 and $5,710,457, respectively)	$4,801,872,610	$4,737,469,309

See accompanying Notes to Financial Statements.

19        OPPENHEIMER CAPITAL APPRECIATION FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended February 28, 2017 (Unaudited)	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 29, 2014[1]	Year Ended August 30, 2013[1]	Year Ended August 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$52.99	$58.99	$66.40	$54.14	$48.38	$42.66

Income (loss) from investment operations:
Net investment income (loss)[2]	0.02	0.07	(0.06)	(0.03)	0.27	0.13
Net realized and unrealized gain	3.82	1.36	2.21	14.86	5.79	5.66

Total from investment operations	3.84	1.43	2.15	14.83	6.06	5.79

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.04)	0.00	0.00	(0.02)	(0.30)	(0.07)
Distributions from net realized gain	(2.13)	(7.43)	(9.56)	(2.55)	0.00	0.00

Total dividends and/or distributions to shareholders	(2.17)	(7.43)	(9.56)	(2.57)	(0.30)	(0.07)

Net asset value, end of period	$54.66	$52.99	$58.99	$66.40	$54.14	$48.38

Total Return, at Net Asset Value[3]	7.64%	2.02%	3.16%	28.09%	12.61%	13.61%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,113,770	$3,112,543	$3,368,384	$3,397,665	$2,886,673	$2,945,709

Average net assets (in thousands)	$3,036,427	$3,198,528	$3,497,054	$3,171,028	$2,929,516	$2,918,247

Ratios to average net assets:[4]
Net investment income (loss)	0.09%	0.14%	(0.10)%	(0.05)%	0.53%	0.28%
Expenses excluding specific expenses listed below	1.05%	1.05%	1.04%	1.05%	1.11%	1.13%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%

Total expenses[6]	1.05%	1.05%	1.04%	1.05%	1.11%	1.13%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.05%[7]	1.05%[7]	1.04%[7]	1.05%[7]	1.11%[7]	1.13%[7]

Portfolio turnover rate	51%	79%	66%	67%	61%	26%

20        OPPENHEIMER CAPITAL APPRECIATION FUND

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended February 28, 2017	1.05%
Year Ended August 31, 2016	1.05%
Year Ended August 31, 2015	1.04%
Year Ended August 29, 2014	1.05%
Year Ended August 30, 2013	1.11%
Year Ended August 31, 2012	1.13%

7. Waiver was less than 0.005%

See accompanying Notes to Financial Statements.

21        OPPENHEIMER CAPITAL APPRECIATION FUND

FINANCIAL HIGHLIGHTS Continued

Class B	Six Months Ended February 28, 2017 (Unaudited)	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 29, 2014[1]	Year Ended August 30, 2013[1]	Year Ended August 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$42.36	$48.90	$57.00	$47.12	$42.20	$37.46

Income (loss) from investment operations:
Net investment loss[2]	(0.15)	(0.26)	(0.45)	(0.42)	(0.13)	(0.22)
Net realized and unrealized gain	3.00	1.15	1.91	12.85	5.05	4.96

Total from investment operations	2.85	0.89	1.46	12.43	4.92	4.74

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	0.00	0.00	0.00	0.00
Distributions from net realized gain	(2.13)	(7.43)	(9.56)	(2.55)	0.00	0.00

Total dividends and/or distributions to shareholders	(2.13)	(7.43)	(9.56)	(2.55)	0.00	0.00

Net asset value, end of period	$43.08	$42.36	$48.90	$57.00	$47.12	$42.20

Total Return, at Net Asset Value[3]	7.21%	1.25%	2.38%	27.13%	11.66%	12.65%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$30,679	$43,566	$80,124	$127,565	$143,066	$183,302

Average net assets (in thousands)	$35,264	$59,243	$103,954	$137,376	$161,182	$198,133

Ratios to average net assets:[4]
Net investment loss	(0.71)%	(0.60)%	(0.86)%	(0.81)%	(0.29)%	(0.57)%
Expenses excluding specific expenses listed below	1.83%	1.82%	1.81%	1.81%	2.09%	2.17%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%

Total expenses[6]	1.83%	1.82%	1.81%	1.81%	2.09%	2.17%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.83%[7]	1.82%[7]	1.81%[7]	1.81%[7]	1.95%	1.97%

Portfolio turnover rate	51%	79%	66%	67%	61%	26%

22        OPPENHEIMER CAPITAL APPRECIATION FUND

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended February 28, 2017	1.83%
Year Ended August 31, 2016	1.82%
Year Ended August 31, 2015	1.81%
Year Ended August 29, 2014	1.81%
Year Ended August 30, 2013	2.09%
Year Ended August 31, 2012	2.17%

7. Waiver was less than 0.005%

See accompanying Notes to Financial Statements.

23        OPPENHEIMER CAPITAL APPRECIATION FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Six Months Ended February 28, 2017 (Unaudited)	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 29, 2014[1]	Year Ended August 30, 2013[1]	Year Ended August 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$42.02	$48.56	$56.67	$46.87	$41.95	$37.22

Income (loss) from investment operations:
Net investment loss[2]	(0.14)	(0.27)	(0.45)	(0.42)	(0.11)	(0.20)
Net realized and unrealized gain	2.97	1.16	1.90	12.77	5.03	4.93

Total from investment operations	2.83	0.89	1.45	12.35	4.92	4.73

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	0.00	0.00	0.00	0.00
Distributions from net realized gain	(2.13)	(7.43)	(9.56)	(2.55)	0.00	0.00

Total dividends and/or distributions to shareholders	(2.13)	(7.43)	(9.56)	(2.55)	0.00	0.00

Net asset value, end of period	$42.72	$42.02	$48.56	$56.67	$46.87	$41.95

Total Return, at Net Asset Value[3]	7.21%	1.26%	2.37%	27.11%	11.73%	12.71%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$377,147	$390,891	$430,473	$425,871	$362,314	$369,379

Average net assets (in thousands)	$374,170	$408,311	$445,480	$398,019	$364,712	$372,103

Ratios to average net assets:[4]
Net investment loss	(0.68)%	(0.62)%	(0.86)%	(0.81)%	(0.25)%	(0.52)%
Expenses excluding specific expenses listed below	1.82%	1.82%	1.80%	1.81%	1.89%	1.93%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%

Total expenses[6]	1.82%	1.82%	1.80%	1.81%	1.89%	1.93%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.82%[7]	1.82%[7]	1.80%[7]	1.81%[7]	1.89%[7]	1.93%[7]

Portfolio turnover rate	51%	79%	66%	67%	61%	26%

24        OPPENHEIMER CAPITAL APPRECIATION FUND

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005% .

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended February 28, 2017	1.82%
Year Ended August 31, 2016	1.82%
Year Ended August 31, 2015	1.80%
Year Ended August 29, 2014	1.81%
Year Ended August 30, 2013	1.89%
Year Ended August 31, 2012	1.93%

7. Waiver was less than 0.005%

See accompanying Notes to Financial Statements.

25        OPPENHEIMER CAPITAL APPRECIATION FUND

FINANCIAL HIGHLIGHTS Continued

Class I	Six Months Ended February 28, 2017 (Unaudited)	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 29, 2014[1]	Year Ended August 30, 2013[1]	Period Ended August 31, 2012[2]

Per Share Operating Data
Net asset value, beginning of period	$57.04	$62.72	$69.75	$56.75	$50.71	$44.87

Income (loss) from investment operations:
Net investment income[3]	0.14	0.32	0.22	0.24	0.28	0.28
Net realized and unrealized gain	4.11	1.43	2.31	15.60	6.31	5.56

Total from investment operations	4.25	1.75	2.53	15.84	6.59	5.84

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.27)	0.00	0.00	(0.29)	(0.55)	0.00
Distributions from net realized gain	(2.13)	(7.43)	(9.56)	(2.55)	0.00	0.00

Total dividends and/or distributions to shareholders	(2.40)	(7.43)	(9.56)	(2.84)	(0.55)	0.00

Net asset value, end of period	$58.89	$57.04	$62.72	$69.75	$56.75	$50.71

Total Return, at Net Asset Value[4]	7.86%	2.45%	3.60%	28.63%	13.14%	13.02%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,067,034	$988,213	$1,009,353	$1,026,931	$835,858	$12

Average net assets (in thousands)	$986,570	$987,503	$1,050,463	$944,683	$167,432	$11

Ratios to average net assets:[5]
Net investment income	0.52%	0.56%	0.33%	0.38%	0.51%	0.86%
Expenses excluding specific expenses listed below	0.63%	0.63%	0.62%	0.63%	0.65%	0.62%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%

Total expenses[7]	0.63%	0.63%	0.62%	0.63%	0.65%	0.62%
Expenses after payments,waivers and/or reimbursements and reduction to custodian expenses	0.63%[8]	0.63%[8]	0.62%[8]	0.63%[8]	0.65%[8]	0.62%[8]

Portfolio turnover rate	51%	79%	66%	67%	61%	26%

26        OPPENHEIMER CAPITAL APPRECIATION FUND

1. Represents the last business day of the Fund’s reporting period.

2. For the period from December 29, 2011 (inception of offering) to August 31, 2012.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended February 28, 2017	0.63%
Year Ended August 31, 2016	0.63%
Year Ended August 31, 2015	0.62%
Year Ended August 29, 2014	0.63%
Year Ended August 30, 2013	0.65%
Period Ended August 31, 2012	0.62%

8. Waiver was less than 0.005%

See accompanying Notes to Financial Statements.

27        OPPENHEIMER CAPITAL APPRECIATION FUND

FINANCIAL HIGHLIGHTS Continued

Class R	Six Months Ended February 28, 2017 (Unaudited)	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 29, 2014[1]	Year Ended August 30, 2013[1]	Year Ended August 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$50.49	$56.68	$64.31	$52.61	$47.01	$41.49

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.04)	(0.06)	(0.21)	(0.18)	0.14	0.00[3]
Net realized and unrealized gain	3.62	1.30	2.14	14.43	5.63	5.52

Total from investment operations	3.58	1.24	1.93	14.25	5.77	5.52

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	0.00	0.00	(0.17)	0.00
Distributions from net realized gain	(2.13)	(7.43)	(9.56)	(2.55)	0.00	0.00

Total dividends and/or distributions to shareholders	(2.13)	(7.43)	(9.56)	(2.55)	(0.17)	0.00

Net asset value, end of period	$51.94	$50.49	$56.68	$64.31	$52.61	$47.01

Total Return, at Net Asset Value[4]	7.50%	1.74%	2.89%	27.78%	12.31%	13.30%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$85,958	$83,248	$89,442	$95,477	$92,488	$103,023

Average net assets (in thousands)	$82,352	$85,690	$94,706	$94,728	$98,344	$109,283

Ratios to average net assets:[5]
Net investment income (loss)	(0.17)%	(0.12)%	(0.35)%	(0.30)%	0.28%	0.01%
Expenses excluding specific expenses listed below	1.31%	1.31%	1.30%	1.31%	1.37%	1.39%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%

Total expenses[7]	1.31%	1.31%	1.30%	1.31%	1.37%	1.39%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.31%[8]	1.31%[8]	1.30%[8]	1.31%[8]	1.37%[8]	1.39%[8]

Portfolio turnover rate	51%	79%	66%	67%	61%	26%

28        OPPENHEIMER CAPITAL APPRECIATION FUND

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended February 28, 2017	1.31%
Year Ended August 31, 2016	1.31%
Year Ended August 31, 2015	1.30%
Year Ended August 29, 2014	1.31%
Year Ended August 30, 2013	1.37%
Year Ended August 31, 2012	1.39%

8. Waiver was less than 0.005%

See accompanying Notes to Financial Statements.

29        OPPENHEIMER CAPITAL APPRECIATION FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Six Months Ended February 28, 2017 (Unaudited)	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 29, 2014[1]	Year Ended August 30, 2013[1]	Year Ended August 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$56.79	$62.57	$69.73	$56.72	$50.67	$44.70

Income (loss) from investment operations:
Net investment income[2]	0.09	0.22	0.09	0.14	0.54	0.33
Net realized and unrealized gain	4.09	1.43	2.31	15.57	6.01	5.91

Total from investment operations	4.18	1.65	2.40	15.71	6.55	6.24

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.15)	0.00	0.00	(0.15)	(0.50)	(0.27)
Distributions from net realized gain	(2.13)	(7.43)	(9.56)	(2.55)	0.00	0.00

Total dividends and/or distributions to shareholders	(2.28)	(7.43)	(9.56)	(2.70)	(0.50)	(0.27)

Net asset value, end of period	$58.69	$56.79	$62.57	$69.73	$56.72	$50.67

Total Return, at Net Asset Value[3]	7.75%	2.28%	3.38%	28.40%	13.06%	14.05%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$127,285	$119,008	$146,485	$185,284	$358,162	$1,146,115

Average net assets (in thousands)	$117,705	$136,687	$148,398	$237,983	$996,554	$1,122,130

Ratios to average net assets:[4]
Net investment income	0.32%	0.38%	0.13%	0.22%	1.00%	0.69%
Expenses excluding specific expenses listed below	0.82%	0.82%	0.81%	0.81%	0.71%	0.72%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%

Total expenses[6]	0.82%	0.82%	0.81%	0.81%	0.71%	0.72%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.82%[7]	0.82%[7]	0.81%[7]	0.81%[7]	0.71%[7]	0.72%[7]

Portfolio turnover rate	51%	79%	66%	67%	61%	26%

30        OPPENHEIMER CAPITAL APPRECIATION FUND

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended February 28, 2017	0.82%
Year Ended August 31, 2016	0.82%
Year Ended August 31, 2015	0.81%
Year Ended August 29, 2014	0.81%
Year Ended August 30, 2013	0.71%
Year Ended August 31, 2012	0.72%

7. Waiver was less than 0.005%

See accompanying Notes to Financial Statements.

31        OPPENHEIMER CAPITAL APPRECIATION FUND

NOTES TO FINANCIAL STATEMENTS February 28, 2017 Unaudited

1. Organization

Oppenheimer Capital Appreciation Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. As of July 1, 2014, Class N shares were renamed Class R shares. Class N shares subject to a contingent deferred sales charge (“CDSC”) on July 1, 2014, continue to be subject to a CDSC after the shares were renamed. Purchases of Class R shares occurring on or after July 1, 2014, are not subject to a CDSC upon redemption. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a CDSC. Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of

32        OPPENHEIMER CAPITAL APPRECIATION FUND

2. Significant Accounting Policies (Continued)

exchange prevailing on the respective dates of such transactions.

Although the net assets and the values are presented at the foreign exchange rates at Market Close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments shown in the Statement of Operations.

For securities, which are subject to foreign withholding tax upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Master Limited Partnerships (MLPs) and Real Estate Investments Trusts (REITs), generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each MLP, REIT and other industry sources. These estimates may subsequently be revised

33        OPPENHEIMER CAPITAL APPRECIATION FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

based on information received from MLPs and REITs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. This rate increased to 2.00% effective January 1, 2017. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended August 31, 2016, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in Fund’s the financial statements.

During the fiscal year ended August 31, 2016, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

At period end, it is estimated that the Fund will have no capital loss. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement

34        OPPENHEIMER CAPITAL APPRECIATION FUND

2. Significant Accounting Policies (Continued)

and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$3,931,465,378

Gross unrealized appreciation	$914,662,808
Gross unrealized depreciation	(27,270,572)

Net unrealized appreciation	$887,392,236

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Recent Accounting Pronouncement. In October 2016, the Securities and Exchange Commission (“SEC”) adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in, and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. OFI Global is currently evaluating the amendments and their impact, if any, on the fund’s financial statements.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures

35        OPPENHEIMER CAPITAL APPRECIATION FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded. If the official closing price or last sales price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

36        OPPENHEIMER CAPITAL APPRECIATION FUND

3. Securities Valuation (Continued) Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads
debt, municipal, mortgage-	on comparable securities, the credit quality, yield, maturity, and other appropriate
backed and asset-backed	factors.
securities

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based

37        OPPENHEIMER CAPITAL APPRECIATION FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered are measured using net asset value as a practical expedient, and are not classified in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$843,141,964	$—	$—	$843,141,964
Consumer Staples	359,509,491	—	—	359,509,491
Energy	101,477,489	—	—	101,477,489
Financials	281,415,114	—	—	281,415,114
Health Care	806,410,923	—	—	806,410,923
Industrials	404,663,239	—	—	404,663,239
Information Technology	1,773,564,075	—	—	1,773,564,075
Materials	63,621,898	—	—	63,621,898
Utilities	63,140,503	—	—	63,140,503
Investment Company	121,912,918	—	—	121,912,918

Total Assets	$4,818,857,614	$—	$—	$4,818,857,614

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

38        OPPENHEIMER CAPITAL APPRECIATION FUND

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), formerly known as Oppenheimer Institutional Money Market Fund, which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

39        OPPENHEIMER CAPITAL APPRECIATION FUND

NOTES TO FINANCIAL STATEMENTS Unadited / Continued

4. Investments and Risks (Continued)

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

40        OPPENHEIMER CAPITAL APPRECIATION FUND

6. Shares of Beneficial Interest (Continued)

	Six Months Ended February 28, 2017		Year Ended August 31, 2016
	Shares	Amount	Shares	Amount

Class A
Sold	1,304,234	$68,181,071	3,884,916	$208,979,840
Dividends and/or distributions reinvested	2,416,293	120,234,753	7,464,948	408,556,639
Redeemed	(5,486,791)	(286,823,136)	(9,716,601)	(512,230,467)

Net increase (decrease)	(1,766,264)	$(98,407,312)	1,633,263	$105,306,012

Class B
Sold	4,699	$194,733	28,463	$1,292,895
Dividends and/or distributions reinvested	42,664	1,676,267	235,514	10,360,244
Redeemed	(363,825)	(15,089,737)	(874,021)	(37,880,359)

Net decrease	(316,462)	$(13,218,737)	(610,044)	$(26,227,220)

Class C
Sold	400,117	$16,427,200	1,239,456	$53,165,453
Dividends and/or distributions reinvested	458,866	17,881,994	1,405,436	61,333,241
Redeemed	(1,333,995)	(54,858,663)	(2,206,206)	(92,932,203)

Net increase (decrease)	(475,012)	$(20,549,469)	438,686	$21,566,491

Class I
Sold	1,007,622	$57,598,269	1,470,988	$83,954,330
Dividends and/or distributions reinvested	763,075	40,877,936	2,032,960	119,395,771
Redeemed	(976,205)	(55,123,651)	(2,274,319)	(127,788,326)

Net increase	794,492	$43,352,554	1,229,629	$75,561,775

Class R
Sold	155,390	$7,733,688	256,599	$13,045,143
Dividends and/or distributions reinvested	70,901	3,355,022	218,328	11,407,662
Redeemed	(220,118)	(10,881,553)	(404,369)	(20,264,604)

Net increase	6,173	$207,157	70,558	$4,188,201

Class Y
Sold	452,768	$25,589,410	605,572	$34,306,595
Dividends and/or distributions reinvested	79,940	4,268,810	275,740	16,141,814
Redeemed	(459,640)	(25,851,228)	(1,126,547)	(62,802,785)

Net increase (decrease)	73,068	$4,006,992	(245,235)	$(12,354,376)

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$2,304,110,810	$2,618,181,476

41        OPPENHEIMER CAPITAL APPRECIATION FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $700 million	0.60
Next $1 billion	0.58
Next $2 billion	0.56
Next $2 billion	0.54
Next $2 billion	0.52
Next $2.5 billion	0.50
Over $11 billion	0.48

The Fund’s effective management fee for the reporting period was 0.59% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active

42        OPPENHEIMER CAPITAL APPRECIATION FUND

8. Fees and Other Transactions with Affiliates (Continued)

Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	89,411
Accumulated Liability as of February 28, 2017	646,217

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans

43        OPPENHEIMER CAPITAL APPRECIATION FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor

February 28, 2017	$306,827	$3,063	$15,059	$11,029	$—

Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $67,998 for IGMMF management fees.

Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

9. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.3 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

44        OPPENHEIMER CAPITAL APPRECIATION FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Managers and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the portfolio manager and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

45        OPPENHEIMER CAPITAL APPRECIATION FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance and risk management services, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Michael Kotlarz, the portfolio manager for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to relevant benchmarks or market indices and to the performance of other retail funds in the large growth category. The Board noted that the Fund’s one-year, three-year, five-year and ten-year performance was below its category median.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load large growth funds with comparable asset levels and distribution features. The Board noted that the Fund’s contractual management fee and total expenses were lower than its peer group median and category median.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct

46        OPPENHEIMER CAPITAL APPRECIATION FUND

and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates and research provided to the Adviser in connection with permissible brokerage arrangements (soft dollar arrangements).

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2017. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

47        OPPENHEIMER CAPITAL APPRECIATION FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800. CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800. CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

48        OPPENHEIMER CAPITAL APPRECIATION FUND

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. Other capital sources represent a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” You should not draw any conclusions about each Fund’s investment performance from the amounts of these distributions. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, then the ’Detailed’ tab; where ‘Dividends’ are shown, the Fund’s latest pay date will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources

Oppenheimer Capital Appreciation Fund	12/6/16	0.0%	100.0%	0.0%

49        OPPENHEIMER CAPITAL APPRECIATION FUND

OPPENHEIMER CAPITAL APPRECIATION FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
Beth Ann Brown, Trustee
Edmund P. Giambastiani, Jr., Trustee
Elizabeth Krentzman, Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Daniel Vandivort, Trustee
Paul Larson, Vice President
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Foxson, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money
Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder	OFI Global Asset Management, Inc.
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered	KPMG LLP
Public Accounting Firm

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2017 OppenheimerFunds, Inc. All Rights reserved.

50        OPPENHEIMER CAPITAL APPRECIATION FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct,SM our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

51        OPPENHEIMER CAPITAL APPRECIATION FUND

PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2016. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800.CALL OPP (800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Visit Us
oppenheimerfunds.com
Call Us
800 225 5677
Follow Us
Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008
© 2017 OppenheimerFunds Distributor, Inc. All rights reserved.
RS0320.001.0217 April 25, 2017

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 2/28/2017, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2)	Exhibits attached hereto.

(3)	Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Capital Appreciation Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	4/13/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	4/13/2017

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	4/13/2017